UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

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Veritec, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-15113	95-3954373
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN, 55427
(Address of Principal Executive Offices) (Zip Code)

1(763) 253-2670
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On May 1, 2013, Veritec, Inc. terminated the service of Pacific Stock Transfer Company as its Transfer Agent and appointed Nevada Agency and Transfer Company as it Transfer Agent, located at Bank of America Plaza, 50 West Liberty St., Suite 880, Reno, Nevada, Telephone (775)322-0626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013	Veritec, Inc.
	By	/s/ Van Thuy Tran
Name: Van Thuy Tran Title: Chief Executive Office